                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(f)(1)


     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or her contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that such person knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.


Dated: March 28, 1997


                              /s/  Stephen L. Gurba
                              ----------------------------------
                              STEPHEN L. GURBA


                              /s/  Peter Offermann
                              ----------------------------------
                              PETER OFFERMANN


                              /s/  Joseph Huston
                              ----------------------------------
                              JOSEPH HUSTON


                              /s/  Jan Sirota
                              ----------------------------------
                              JAN SIROTA


                              /s/  Neal Polan
                              ----------------------------------
                              NEAL POLAN


                              /s/  Michael Zarriello
                              ----------------------------------
                              MICHAEL ZARRIELLO


                              /s/  Adam Frieman
                              ----------------------------------
                              ADAM FRIEMAN

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(f)(1)
Signature page 2


                         THE SIII ASSOCIATES LIMITED PARTNERSHIP
                         By:  Third Addison Park Corporation,
                              its general partner

                         By:  /s/ Gary L. Shapiro
                              ----------------------------------
                              Name:  Gary L. Shapiro
                              Title: President



                         THIRD ADDISON PARK CORPORATION

                         By:  /s/ Gary L. Shapiro
                              ----------------------------------
                              Name:  Gary L. Shapiro
                              Title:  President



                              /s/ Gary L. Shapiro
                              ----------------------------------
                              GARY L. SHAPIRO


                              /s/ Keith B. Stein
                              ----------------------------------
                              KEITH B. STEIN


                              /s/ Robert W. Barron
                              ----------------------------------
                              ROBERT W. BARRON